                                                                   EXHIBIT 10.23
                                                                    CONFIDENTIAL

                         AMENDMENT TO LICENSE AGREEMENT
                       TO REVISE ROYALTY PAYMENT FORMULA
             AND MODIFY CERTAIN GENERAL TERMS OF LICENSE AGREEMENT

This Amendment to License Agreement to Revise Royalty Payment Formula and Modify Certain General Terms of License Agreement (this "Amendment") serves to amend that certain License Agreement, Number PL2028, dated November 30, 1997, as amended (the "License Agreement"), by and between Artisan Components, Inc., a Delaware corporation, with its principal place of business at 1195 Bordeaux Drive, Sunnyvale, California 94089-1210 (hereinafter referred to as "Artisan Components"), and Taiwan Semiconductor Manufacturing Company Ltd., duly incorporated under the laws of the Republic of China and having its registered office at N. 121, Park Ave. 3, Science-Based Industrial Park, Hsin-Chu, Taiwan, R.O.C. (hereinafter referred to as "Licensee" and "TSMC"). Except where explicitly stated otherwise, the terms and conditions of this Amendment shall be effective as of January 1, 2000 ("Amendment Effective Date").

                                    RECITALS

The parties desire to amend the License Agreement to provide for a different royalty payment calculation effective as of January 1, 2000 and to add and/or clarify certain additional terms and conditions.

This Amendment supersedes, as of January 1, 2000, Paragraphs 1, 2, 3 and 6 of the "Addendum Dated September 30, 1999 To License Agreement To Revise Royalty Payment Formula" (the "Prior Addendum"). Otherwise, the Prior Addendum continues in full force and effect.

The parties agree the below terms and conditions are added to and made a part of the License Agreement:

                                   AMENDMENT

1. NEW ROYALTY PAYMENT CALCULATION. Appendix C of the License Agreement sets forth the royalty payment calculation that applies to all 0.25(micron) Licensed Products and Appendix C-1 (from the Amendment Dated March 27, 1998) sets forth the royalty payment calculation that applies to all 0.18(micron) Licensed Products. Appendix C and Appendix C-1 of the License Agreement are amended to read in their entirety as follows:

"a) Licensee shall pay to Artisan Components the following percentage, as running royalties, of all Revenue received from any and all 0.25(micron) LIC/Wafers (as defined below) manufactured by or for Licensee:

Year*          1998      1999      2000      2001      2002      2003      2004        2005
Royalty        [**]     [**]       [**]      [**]      [**]      [**]      [**]        [**]
Compensation

                                      [**]


** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                    CONFIDENTIAL


     *Where Year is the calendar year in which Revenue is received for any and all 0.25(micron) LIC/Wafers.

     **The Royalty Compensation Percent is subject to a multiplier as set forth in subsection (d) below depending upon what is used in the LIC/Wafer.

b) Licensee shall pay to Artisan Components the following percentage, as running royalties, of all Revenue received from any and all 0.18(micron) LIC/Wafers (as defined below) manufactured by or for Licensee:

--------------------------------------------------------------------------------
Year*            1999    2000    2001    2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
Royalty          [**]    [**]    [**]    [**]    [**]    [**]    [**]    [**]
Compensation
Percent**
--------------------------------------------------------------------------------

                         [**]

     *Where Year is the calendar year in which Revenue is received for any and all 0.18(micron) LIC/Wafers.

     **The Royalty Compensation Percent is subject to a multiplier as set forth in subsection (d) below depending upon what is used in the LIC/Wafer.

c) Licensee shall pay to Artisan Components the following percentage, as running royalties, of all Revenue received from any and all 0.15(micron) LIC/Wafers (as defined below) manufactured by or for Licensee:

--------------------------------------------------------------------------------
Year*            2000    2001    2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
Royalty          [**]    [**]    [**]    [**]    [**]    [**]    [**]    [**]
Compensation
Percent**
--------------------------------------------------------------------------------

     *Where Year is the calendar year in which Revenue is received for any and all 0.15(micron) LIC/Wafers."

     **The Royalty Compensation Percent is subject to a multiplier as set forth in subsection (d) below depending upon what is used in the LIC/Wafer.

d)   Each of the above Royalty Compensation Percentages in the above subsections
(a), (b) and (c) are subject to a multiplier, by LIC/Wafer, based on which standard cell library, memories and/or I/Os are used in the LIC/Wafer (or the LIC/Wafer's design) by multiplying the Royalty Compensation Percentage by a fraction multiplier in accordance with the below chart(s). The below charts [**] that a [**] would always have some [**] and [**] (but not necessarily [**]), there would not be a [**] between [**] and [**] used on any one [**], there would not be a [**] between [**] and [**] ([**] owned) [**] used on any one [**], but that a [**] might not include [**], and if it did include [**], the [**] could come from [**]. In the event any of these [**] in the [**] to be [**], at the [**] of either [**], the [**] will in [**] an appropriate [**] to the [**]:


** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
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Multiplier Chart                                                    CONFIDENTIAL

                                      [**]

Below is a chart of Examples indicating how royalties will be calculated:

------------------------------------------------------------------------
EXAMPLE SCENARIO                        HOW ROYALTY IS CALCULATED
------------------------------------------------------------------------

Ex 1: [**]                            [**]



** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                    CONFIDENTIAL

Ex 2: [**]                                [**]


e) Artisan and Licensee shall hold quarterly meetings to review the progress of the actual royalty payments against forecasts.

f) Except as set forth in the License Agreement as amended by this Addendum and except as the parties may otherwise agree, [**] will [**] royalty payments for any [**] or [**], [**] for individual [**].

2. LIC/WAFERS. The parties confirm and clarify that "LIC/Wafer" shall mean any single integrated circuit die and/or piece of silicon wafer designed and/or manufactured Using all or any portion of the (i) Licensed Products and/or any [**], [**] or [**] of Licensed Products made by or for Licensee or [**] of the foregoing, (ii) any of the [**] provided [**] and/or [**] distributed by and through Artisan through its Free Library Program and Third Party Relationship Programs ("TSMC Cells"), and/or (iii) any [**] and/or [**] (e.g., [**], etc.) that can be used to manufacture at [**] for the TSMC 0.25(micron), 0.18(micron) and/or 0.15(micron) processes and developed by Artisan for [**].

"0.25(micron) LIC/Wafers" means all LIC/Wafers that are manufactured for any of the TSMC 0.25(micron) processes and TSMC 0.25(micron) derivative processes, except [**] and [**].

"0.18(micron) LIC/Wafers" means those LIC/Wafers that are manufactured for any of the TSMC 0.18(micron) processes and TSMC 0.18(micron) derivative processes, except [**] and [**].

"0.15(micron) LIC/Wafers" means those LIC/Wafers that are manufactured for any of the TSMC 0.15(micron) processes and TSMC 0.15(micron) derivative processes, except [**] and [**].

** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                    CONFIDENTIAL


"[**]" means an [**] set of wafers (not to exceed [**]) manufactured for [**] the [**] and [**] of the [**] for a particular [**].

3.   RESTRICTED CREDITS.

3.1 Artisan Components will accrue restricted credits ("Restricted Credits") for Licensee based on royalty fees paid to Artisan Components when due hereunder as follows. A percentage of a Restricted Credit will accrue for each $1.00 of royalty fees paid to Artisan Components when due hereunder in accordance with the following table.

Restricted Credit Percentages For Royalties Paid Against 0.25(micron)
LIC/Wafers

--------------------------------------------------------------------------------
Year           1998    1999    2000     2001     2002     2003    2004    2005
--------------------------------------------------------------------------------
Percentage     [**]    [**]    [**]     [**]     [**]     [**]    [**]    [**]
of Royalty
$$ =
Restricted
Credit
--------------------------------------------------------------------------------

For example, if [**] of royalties is paid to Artisan for calendar year 1998 for 0.25(micron) LIC/Wafers when due, Licensee will accrue [**] of Restricted Credits.

Restricted Credit Percentages For Royalties Paid Against 0.18(micron)
LIC/Wafers

--------------------------------------------------------------------------------
Year           1999    2000     2001     2002     2003    2004    2005    2006
--------------------------------------------------------------------------------
Percentage     [**]    [**]    [**]     [**]     [**]     [**]    [**]    [**]
of Royalty
$$ =
Restricted
Credit
--------------------------------------------------------------------------------

Restricted Credit Percentages For Royalties Paid Against 0.15(micron)
LIC/Wafers

--------------------------------------------------------------------------------
Year           2000    2001     2002     2003    2004    2005    2006     2007
--------------------------------------------------------------------------------
Percentage     [**]    [**]    [**]     [**]     [**]     [**]    [**]    [**]
of Royalty
$$ =
Restricted
Credit
--------------------------------------------------------------------------------

3.2 One Restricted Credit will be applied by Artisan Components only towards $1.00 of new license fees and/or development fees for such products and/or services, and not royalty fees, for new/additional Licensed Products ("New Orders") ordered by Licensee under the License Agreement; provided, however, that (i) the maximum amount of Restricted Credits to accrue will be capped (by process, as set forth below), and (ii) the Restricted Credits may be applied only against New Orders set forth in a firm order from Licensee within [**] of the date the Restricted Credits were accrued (date of accrual shall be the date Artisan Components



** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                    CONFIDENTIAL


receives the royalty fees that earned the Restricted Credits). Restricted Credits will be utilized on a [**] basis. Any Restricted Credits which are not applied by Artisan Components towards New Orders as set forth above, for any reason, shall be deemed void.

3.3 The total amount of Restricted Credits that can accrue for any process (and process derivatives) may exceed the total amount of Licensed Product (development/service/license) orders placed by Licensee hereunder for such process (and process derivatives). For example, if the total amount of orders placed by Licensee for the 0.25(micron) process (including Enhanced 0.25(micron)) equals $3,000,000, then the maximum amount of Restricted Credits to accrue hereunder from royalties paid on the 0.25(micron) LIC/Wafers is $3,000,000. The foregoing does not prohibit Licensee from applying Restricted Credits earned from one process to purchases of products for another process.

3.4 Restricted Credits have no cash value or refund value, and they may not be used for any purpose except as specifically set forth above as a credit to be applied by Artisan Components and authorized by Licensee towards New Orders in accordance with all of the above.

3.5 The ability to accrue Restricted Credit does not mean that Licensee will not have to pay out cash monies for New Orders. Whether or not Licensee has to pay out cash monies for New Orders will depend upon the amount of Restricted Credits accrued and available for Licensee, if any, to use at the time payment is due for such New Orders.

For example, if Licensee has accrued $500,000 of Restricted Credits and $750,000 of payments is due and payable under a New Order, such $750,000 payment may be satisfied in part by applying the $500,000 of Restricted Credits, in which case Licensee must pay Artisan an additional $250,000 by way of cash monies to satisfy the full $750,000 payment obligation.

3.6 Restricted Credits will be earned for all royalties paid hereunder from July 20, 1998 forward. Notwithstanding the above requirement that Restricted Credits may be applied against New Orders only, the parties confirm that any Restricted Credits earned from July 20, 1998 forward under the following Amendments, may be applied against the payments owed under such Amendments to the License Agreement:

ADDENDUM DATED DECEMBER 23, 1998 TO LICENSE AGREEMENT (SAGE)

ADDENDUM NO. 6 TO LICENSE AGREEMENT DATED JUNE 30, 1999

ADDENDUM DATED AUGUST 4, 1999 TO LICENSE AGREEMENT

ADDENDUM DATED SEPTEMBER 22, 1999 TO LICENSE AGREEMENT SAGE LOW POWER.

ADDENDUM DATED SEPTEMBER 30, 1999 TO LICENSE AGREEMENT TO ADD 0.15(micron) PRODUCTS

ADDENDUM DATED DECEMBER 2, 1999 TO LICENSE AGREEMENT FOR LOW POWER RECHARACTERIZATION AND ENHANCED PROCESS RECHARACTERIZATION

4.   REVISION OF [**] AND PARAGRAPH 6 OF PRIOR ADDENDUM.

The parties hereby agree to replace Paragraph 6 of the Prior Addendum with the following, the


** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                    CONFIDENTIAL


purpose of which is to revise the list of [**] set forth therein. The terms and conditions of this Paragraph 4 shall be effective as of the date of this Addendum is executed by an authorized representative of each party.

FRONT END DISTRIBUTION. To enable wider distribution to promote better market acceptance of the TSMC/Artisan products (as that term is defined in the Prior Addendum), and as a result of Artisan changing its Front-End Views License Agreement as described below, the parties agree that the [**] on Artisan [**] the Front-End Views of the Licensed Products to [**] of [**] is [**] (with the sole exception of the [**] in Appendix A to this Addendum ("[**]"), which Appendix A may be revised from time to time by mutual agreement), and that the [**] of the Front-End Views no longer need to be verified as [**] being a [**] of [**]. Artisan [**] the Front-End Views without [**] the [**], provided that Artisan may [**] the Front-End Views to any [**] . The [**] of this [**], however, requires Artisan to add to its Front-End View License Agreement, the sentences substantially similar to "Your receipt of the Front-End Views of the TSMC/Artisan library does not guarantee a business relationship with TSMC. Signing a separate agreement with TSMC is the mechanism to secure a business relationship with TSMC."

5.   MODIFICATION OF CERTAIN GENERAL TERMS OF LICENSE AGREEMENT.

(a) Test Chips. Artisan agrees in general that test chips are a requirement for library development programs. Precise obligations for test chip development will be identified in each product order.

(b) No Bit Cell Standalone Distribution. Artisan agrees that TSMC bit cells may only be shipped with memory compilers developed specifically for the TSMC bit cell and shall not be distributed by themselves.

(c) Return of TSMC Cells. Artisan agrees that upon any termination of the License Agreement, that except as set forth below, it shall cease to use and shall either destroy or return to TSMC, all GDS data, information and documentation of the TSMC Cells and related data stored in any kinds or forms, and any related documentation and copies thereof in whole or in part, together with Artisan's written certification by a duly authorized officer that all of the foregoing has been destroyed or returned. Notwithstanding the foregoing, except as the parties may agree otherwise, to the extent Artisan has any continuing obligations with any third parties to provide support for the TSMC Cells, Artisan may keep a reasonable number of copies of the TSMC Cells and related data solely for the purpose of meeting its support obligations with respect to existing designs, and Artisan shall either destroy or return such copies upon satisfaction of Artisan's support obligations.

(d) TSMC's Ability to Maintain and Support Customers. The parties reconfirm the licenses granted to TSMC to the Licensed Products under the License Agreement, which include the right to distribute and support the Licensed Products in accordance with the terms and conditions of the License Agreement. In the event Artisan is acquired by (i) a [**] listed in Appendix A, as such list may be revised from time to time by mutual agreement, or (ii) another 3rd party, which third party does not intend to continue Artisan's library business and support of Artisan's library customers, Artisan will provide to TSMC, as soon as reasonably possible but in no event later than sixty (60) days following closing of the acquisition, and at no additional charge to TSMC, source level library schematics and GDSII data, as well as any QA and correlation data which Artisan has developed for the TSMC


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   separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                    CONFIDENTIAL

     libraries, and documentation describing Artisan's characterization methodology. Documentation will be provided to TSMC in hardcopy form, and library data will be provided to TSMC in electronic form.

6. GENERAL. Except as set forth herein, all terms and conditions of the License Agreement shall remain in full force and effect. Unless otherwise defined in this Amendment, capitalized terms used in this Agreement shall have the same meaning as set forth in the License Agreement.

Accepted and Agreed To:

ARTISAN COMPONENTS, INC.                    TAIWAN SEMICONDUCTOR
                                            MANUFACTURING COMPANY LTD.
                                            (Licensee)

By: /s/ MARK TEMPLETON                      By:      /s/ [**]
   ------------------------                    ---------------------------

Name: MARK TEMPLETON                        Name:        [**]
     ----------------------                      -------------------------

Title:   President & CFO                    Title:       [**]
     ----------------------                      -------------------------

Date:    6/30/2000                          Date:   06/30/2000
     ----------------------                      -------------------------


** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                    CONFIDENTIAL



                                   APPENDIX A
                                       TO
                         AMENDMENT TO LICENSE AGREEMENT
                       TO REVISE ROYALTY PAYMENT FORMULA
             AND MODIFY CERTAIN GENERAL TERMS OF LICENSE AGREEMENT



                                      [**]


[**]

[**]

[**]

[**]

[**]

[**]

[**]


** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.